MFS(R) Mid Cap Growth Fund

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Managers section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Managers                  Primary Role            Since     Title and Five Year History
David E. Sette-Ducati             Portfolio Manager         2000      Senior Vice President of MFS; employed in the
                                                                      investment management area of MFS since 1995.

David M. Earnest                  Portfolio Manager       December    Vice President of MFS; employed in the
                                                            2005      investment management area of MFS since 2003;
                                                                      Portfolio Manager and Analyst of Manning &
                                                                      Napier prior to 2003.


                The date of this Supplement is December 6, 2005.